                                                                    EXHIBIT 99.2


                           THE FAIRCHILD CORPORATION


                             LETTER OF TRANSMITTAL


                      TO EXCHANGE SHARES OF COMMON STOCK


                                      OF

                            BANNER AEROSPACE, INC.


                      FOR SHARES OF CLASS A COMMON STCOK


                                      OF


                           THE FAIRCHILD CORPORATION


                          PURSUANT TO THE PROSPECTUS
                             DATED March 13, 1998
                                      BY
                           THE FAIRCHILD CORPORATION

                          ---------------------------

--------------------------------------------------------------------------------
        THE EXCHANGE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
          EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON          ,
                 , 1998 UNLESS THE EXCHANGE OFFER IS EXTENDED
--------------------------------------------------------------------------------

                          ---------------------------

To:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C., EXCHANGE AGENT



By Mail:                          By Facsimile Transmission:      By Hand:                           Overnight Courier:
Post Office Box 3300                                              120 Broadway, 13th Floor           85 Challenger Road
South Hackensack, NJ  07606            (201) 296-4774             New York, NY  10271                Mail Drop - Reorg
Attn: Reorganization Department   Call toll free (800) 777-3674   Attn: Reorganization Department    Ridgefield Park, NJ  07660
                                                                                                     Attn: Reorganization Department

                  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

Your bank or broker can assist you in completing this form. The Instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address indicated below.

List below the certificate(s) representing shares of Banner Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate number(s) and number of shares represented thereby should be listed on a separate signed schedule affixed hereto.

         THE UNDERSIGNED, BY COMPLETING THE BOX BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED BANNER SHARES REPRESENTED BY THE CERTIFICATES(S) DESCRIBED BELOW.

-------------------------------------------------------------------------------------------
                              DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED
HOLDER(S) (PLEASE FILL IN, IF BLANK,             SHARE CERTIFICATE(S) TENDERED
    EXACTLY AS NAME(S) APPEAR ON             (ATTACH ADDITIONAL LIST, IF NECESSARY)
        SHARE CERTIFICATE(S))
-------------------------------------------------------------------------------------------
                                                           TOTAL NUMBER
                                                           OF SHARES
                                          SHARE            REPRESENTED           NUMBER OF
                                          CERTIFICATE      BY SHARE               SHARES
                                          NUMBER(S)*       CERTIFICATE(S)1       TENDERED2


                                          -------------------------------------------------

                                          -------------------------------------------------

                                          -------------------------------------------------

                                          -------------------------------------------------

                                          -------------------------------------------------

                                          -------------------------------------------------

                                          -------------------------------------------------

                                          TOTAL SHARES

----------------------------
*   Need not be completed by Book-Entry Stockholders.

** Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered. See Instruction 2.

                  This Letter of Transmittal may be used either if shares of Banner are to be forwarded herewith or if tenders are to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depositary Trust Company ("DTC"), pursuant to procedures set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Banner Shares." Stockholders who tender Banner Shares by book-entry transfer are sometimes referred to herein as "Book-Entry Stockholders." Delivery of documents to DTC does not constitute delivery to the Exchange Agent. See Instruction 1.

                  Any stockholder who desires to tender Banner Shares and such Banner Shares are not immediately available or who cannot deliver their Banner Shares and all other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may tender their Banner Shares according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Banner Shares.". See Instruction
1. DELIVERY OF DOCUMENTS VIA BOOK-ENTRY TRANSFER DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

|_| CHECK HERE IF BANNER SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
FOLLOWING:

Name of Tendering Stockholder: ________________________________________________

Account Number: _______________________________________________________________

Transaction Code Number: ______________________________________________________

|_| CHECK HERE IF BANNER SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):  ____________________________________________

Window Ticket Number (if any):  ______________________________________________

Date of Execution of Notice of Guaranteed Delivery:  _________________________

Name of Institution which Guaranteed Delivery:  ______________________________

Ladies and Gentlemen:

                  Upon the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby tenders to the Company the number of Banner Shares indicated above. Subject to, and effective upon, the acceptance for exchange of the Banner Shares tendered herewith and satisfaction of the terms and conditions of the agreement between the Company and ChaseMellon Shareholder Services, L.L.C., as exchange agent (the "Exchange Agent Agreement"), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Banner Shares as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with the full knowledge that said Exchange Agent also acts as agent of the Company) with respect to such Banner Shares with full power and substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver such Banner Shares or transfer ownership of such Banner Shares on the account books maintained by DTC and deliver, in either such case, all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Fairchild Class A Common Stock to which the undersigned is entitled upon the acceptance by the Company of such Banner Shares under the Exchange Offer; of such Banner Shares under the Exchange Offer; and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Banner Shares, all in accordance with the terms and subject to the conditions set forth in the Exchange Offer, subject in each case to the terms and conditions of the Exchange Agent Agreement.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Banner Shares tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim when the same are acquired by the Company, subject in each case to the terms and conditions of the Exchange Agreement. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Banner Shares tendered hereby.

                  All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as otherwise provided in the Prospectus, tenders of Banner Shares made pursuant to the Exchange Offer are irrevocable. This tender may be revoked only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal.

                  The Company's acceptance of validly tendered Banner Shares will constitute a binding agreement between the undersigned and the Company with respect to such Banner Shares upon the terms and subject to the conditions set forth in the Exchange Offer. The undersigned recognizes that under certain circumstances set forth in the Prospectus, the Company may not be required to accept for payment any of the Banner Shares tendered hereby.

                  Unless otherwise indicated herein under "Special Payment Instructions," below, please deliver the Shares of Fairchild Class A Common Stock and any cash payment in lieu of fractional shares, as discussed in the Prospectus, in the name of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," below, please send the Shares of Fairchild Class A Common Stock and any cash payment in lieu of fractional shares to the undersigned at the address shown below the signature of the undersigned. The undersigned understands that Book-Entry Stockholders may request than any Banner Shares not exchanged be returned by crediting the account maintained by DTC as such Book-Entry Stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Banner Shares from the name of the registered holder thereof if the Company does not accept for exchange any of the tendered Banner Shares.

                  THE UNDERSIGNED, BY COMPLETING THIS LETTER
                OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED
                THE BANNER SHARES AS SET FORTH IN THE BOX ABOVE
--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                            (Instructions 1 and 3)


________________________________________________________________________________

________________________________________________________________________________
                        SIGNATURE(S) OF STOCKHOLDER(S)

DATED:  ________________, 1998

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity for the registered holder(s), please provide the necessary information. See Instruction 3 hereof.)

Name(s):  _____________________________________________________________________

          _____________________________________________________________________
                                     (PLEASE PRINT)

Capacity (Full Title): ________________________________________________________

Address:  _____________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________
                                    (INCLUDE ZIP CODE)

Area Code and Telephone Number: _______________________________________________
Tax Identification
  or Social Security No.: _____________________________________________________

                              SIGNATURE GUARANTEE
                       (IF REQUIRED -- SEE INSTRUCTION 3

Signature(s) Guaranteed by all Eligible Institutions (if required by Instruction 4):

Authorized Signature: ________________________________________________________

Name: ________________________________________________________________________
                                   (PLEASE PRINT)

Name of Firm: ________________________________________________________________
--------------------------------------------------------------------------------

Dated: _______________, 1998

--------------------------------------------------------------------------------
                         SPECIAL PAYMENT INSTRUCTIONS
                          (SEE INSTRUCTIONS 4 AND 5)

     To be completed ONLY if Certificates for Banner Shares and payment in lieu of any fractional shares are to be issued in the name of and sent to someone other than the person whose signature appears on the face of this Letter of Transmittal or if Banner Shares tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained by DTC.

|_| Banner Shares to:

|_| Fairchild Class A Common Stock certificates to:

|_| Credit unexchanged Banner Shares tendered by book-entry transfer to the DTC account set forth below:

Issue and Mail:

Names: ________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address:  _____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

              __________________________________________________
                              (DTC ACCOUNT NUMBER)

________________________________________________________________________________
                 (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)


--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                             (SEE INSTRUCTIONS 4)

     To be completed ONLY if Certificates for Banner Shares not exchanged and/or Fairchild Stock certificates issued in the name of the person whose signature appears on the face of their Letter of Transmittal and payment in lieu of any fraction shares are to be sent to someone other than such person or to such person at an address other than that shown in the box entitled "Description of Shares Tendered" on the face of this Letter of Transmittal. Mail and Deliver:

|_| Banner Shares to:

|_| Fairchild Class A Common Stock Certificate to:


Names: ________________________________________________________________________
                               (PLEASE TYPE OR PRINT)

Address:  _____________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                                (INCLUDE ZIP CODE)
_______________________________________________________________________________
                   (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
--------------------------------------------------------------------------------

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


                  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

                  Certificates for Banner Shares, or any book-entry transfer into the Exchange Agent's account at DTC of Banner Shares tendered electronically, as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein or (in the case of tenders of book-entry transfers) confirmed to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus). The method of delivery of this Letter of Transmittal, the Banner Shares and any other required documents is at the election and risk of the Stockholder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If certificates representing shares of Banner Shares are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit timely delivery to the Exchange Agent, and use of certified or registered mail, return receipt request and properly insured, is recommended.

                  Stockholders whose Banner Shares are not immediately available or who cannot deliver their Banner Shares and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Banner Shares pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) prior to the Expiration Date the Exchange Agent must have received (by telegram, facsimile transmission, mail or hand delivery) from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery setting forth the name and address of the holder of the Banner Shares and the number of shares of Banner Shares tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, this Letter of Transmittal together with the Banner Shares and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent or delivered by book-entry transfer as described above; and (iii) the certificates for all tendered shares of Banner Shares, or a confirma-tion of a book-entry transfer of such Banner Shares into the Exchange Agent's account at DTC as described above, as well as this Letter of Transmittal (duly executed and properly completed) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under "The Exchange Offer-Procedures for Tendering Banner Shares."

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), shall waive any right to receive notice of the acceptance of their Banner Shares for exchange.

                  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

                  See "The Exchange Offer" section of the Prospectus.

                  2.  PARTIAL TENDERS; WITHDRAWALS.

                  If fewer than the entire number of shares of Banner Shares evidenced by a submitted certificate are to be tendered, the tendering Stockholder should fill in the number of shares to be tendered in the box entitle "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the shares that were evidenced by old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Exchange Offer. All shares of Banner Shares evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

                  Tenders of Banner Shares may be withdrawn at any time by delivering a written, telegraphic or facsimile transmission notice of withdrawal to the Exchange Agent prior to 12:00 Midnight, New York City Time, on the Expiration Date. Unless theretofore accepted for exchange, tenders of the Banner Shares may also be withdrawn after 12:00 Midnight, New York City Time, on , 1998. For a withdrawal to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth on the back cover hereof. Any such notice of withdrawal must specify the name of the person who tendered the

Banner Shares, the number of Banner Shares to be withdrawn, and, if certificates representing such Banner Shares have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder(s), if different from the name of the person who tendered the Banner Shares. If certificates have been delivered to the Exchange Agent, the serial numbers shown on the particular certificates evidencing the Banner Shares to be withdrawn and a signed notice of withdrawal (with such signatures guaranteed by an Eligible Institution) must be submitted prior to the physical release of the certificates for the Banner Shares to be withdrawn. If Banner Shares to be withdrawn has been tendered pursuant to the procedure for book-entry tender, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Banner Shares. All questions as to form and validity (included time of receipt) of notices of withdrawal will be determined by Fairchild, in its sole discretion, and its determination shall be final and binding.

                  3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

                  If this Letter of Transmittal is signed by the registered holder of the shares of Banner Shares tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

                  If any of the shares of Banner Shares tendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal.

                  If any tendered shares of Banner Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

                  When this Letter of Transmittal is signed by the registered holder or holders of the shares Banner Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, certificates for the Fairchild Stock are to be issued, or certificates for any untendered shares of Banner Shares are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate stock powers are required.

                  If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) listed, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s).

                  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

                  ENDORSEMENTS ON CERTIFICATES FOR BANNER SHARES OR SIGNATURES ON STOCK POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

                  SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE BANNER SHARES IS TENDERED:
(I) BY A REGISTERED HOLDER OF SUCH BANNER SHARES (WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, SHALL INCLUDE ANY PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF BANNER SHARES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL; OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

                  4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

                  Tendering Stockholders should indicate in the applicable box the name and address to which Fairchild Stock (and any cash payment in lieu of fractional shares) and/or certificates for shares of Banner Shares not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification or Social Security number of the person named must also be indicated. If no such instructions are given, such shares of Banner Shares not exchanged will be returned to you, including, if applicable, crediting the account at DTC designated above the box entitled "Description of Shares Tendered."

                  5.  TAX IDENTIFICATION NUMBER.

                  Federal income tax law requires that a Stockholder whose tendered Banner Shares is accepted for exchange must provide the Company (as payer) with his correct taxpayer identification number ("TIN"), which, in the case of Stockholder who is an individual, is his Social Security number. If the Company is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such Stockholder of any cash payment in lieu of fractional shares of Fairchild Stock pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 20% of any such cash payment. If the withholding results in an overpayment of taxes, a refund may be obtained.

                  Exempt Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

                  To prevent backup withholding, each tendering Stockholder must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Stockholder is awaiting a TIN) and that (i) the Stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as result of failure of report all interest or dividends or (ii) the Internal Revenue Service has notified the Stockholder that he is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Stockholders must submit a statement signed under penalty of perjury attesting to such except status. Such statements may be obtained from the Exchange Agent. If the Banner Shares is in more than one name or is not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report.


                  6.  TRANSFER TAXES.

                  The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Banner Shares to it or its order pursuant to the Exchange Offer. If, however, Fairchild Stock and/or certificates for shares of Banner Shares not exchanged are to delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Banner Shares tendered hereby, or if tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of Banner Shares to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Stockholder. If satisfactory evidence of payment of such taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Stockholder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Stockholder.

                  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

                  7.  WAIVER OF CONDITIONS.

                  The Company reserves the absolute right to waive satisfaction of any conditions enumerated in the Prospectus.

                  8.  MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES.

                  Any Stockholder whose Banner Share certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 5)

------------------------------------------------------------------------------------------------------------------------
                                    PAYER'S NAME:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9 DEPARTMENT OF THE         PART I -- PLEASE PROVIDE YOUR TIN IN      PART III -- SOCIAL SECURITY
TREASURY INTERNAL REVENUE SERVICE             THE BOX AT RIGHT AND CERTIFY BY           NUMBER OR EMPLOYEE ID NUMBER
PAYER'S REQUEST FOR TAXPAYER                  SIGNING AND DATING BELOW                         ____________
IDENTIFICATION NUMBER ("TIN")                                                           (IF AWAITING TIN WRITE "APPLIED
                                              PART II -- FOR PAYEES EXEMPT FROM         FOR")
                                              BACKUP WITHHOLDING, SEE THE ENCLOSED
                                              GUIDELINES FOR CERTIFICATION OF
                                              TAXPAYER IDENTIFICATION NUMBER ON
                                              SUBSTITUTE FORM W-9 AND COMPLETE AS
                                              INSTRUCTED THEREIN.
------------------------------------------------------------------------------------------------------------------------

CERTIFICATIONS -- Under penalties of perjury, I certify that:

   (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

   (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)

--------------------------------------------------------------------------------

SIGNATURE _______________________ DATE _______

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART III OF SUBSTITUTE FORM W-9.

         CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

                  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide the Exchange Agent a Taxpayer Identification Number within sixty (60) days.

Signature:_____________________________  Date:________________